Bay Bancorp, Inc.

Annual Shareholders Meeting
Year-End Presentation

Kevin B. Cashen – CEO

May 14, 2014

Disclosure

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 concerning Bay Bancorp Inc.'s plans, strategies, objectives, expectations, intentions, financial condition and results of operations. These forward-looking statements reflect management's current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements. The significant risks and uncertainties related to Bay Bancorp of which management is aware are discussed in detail in the periodic reports that Bay Bancorp files with the Securities and Exchange Commission (the "SEC"), including in the "Risk Factors" section of its Annual Report on Form 10-K for the year ended December 31, 2013. Investors are urged to review Bay Bancorp's periodic reports, which are available at no charge through the SEC's website at www.sec.gov and through Bay Bancorp's website at www.baybankmd.com on the "Investor Relations" page. Bay Bancorp assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

Agenda

BayBank

I. Overview of the Company

II. Market Update

III. Bay Bancorp, Inc. 2013 Performance

IV. Strategic Plan

V. Summary

BayBank

I. Overview of the Company

History of Bay Bank

- Financial Services Partners Fund I (FSPF) applies for and is approved for a shelf-charter by the Office of Thrift Supervision and the FDIC.
- Bay Bank, FSB was formed in 2010 as a subsidiary of Jefferson Bancorp Inc. (JBI) by FSPF to purchase the assets and liabilities of Bay National Bank from the FDIC in July 2010.
- In 2012, JBI entered into a definitive agreement to acquire Carrollton Bancorp through a reverse merger transaction. In the transaction, which closed on April 19, 2013, JBI merged into Carrollton Bancorp, with Carrollton Bancorp as the surviving holding company, and Carrollton Bank merged into Bay Bank, FSB, with Bay Bank, FSB as the surviving bank.
- Carrollton Bank was formed in 1903 and built a community bank franchise serving the Baltimore market. Until April 19, 2013 when it merged into Bay Bank, FSB, Carrollton Bank was a wholly-owned subsidiary of Carrollton Bancorp.
- The post-merger Bay Bank, FSB, which remained a federal savings bank, has approximately $419 million in assets. On November 1, 2013 the holding company name was changed to Bay Bancorp, Inc. and is listed on NASDAQ under the ticker symbol "BYBK".

THE PATH TO BAY BANCORP

2009	July 2010	July 2010 to Present	April 2013
Shelf Charter application for JBI	JBI Acquired Bay National Bank from FDIC	Bay Bank Grows Organically	Carrollton Bancorp Acquisition

Kevin Cashen, CEO and President – Baltimore native with over 30 years of experience in community banking in Virginia and Maryland including Loyola Federal S&L, Signet Bank and Chevy Chase Bank.

H. King Corbett, Chief Lending Officer – Baltimore native with over 35 years of banking experience in the Baltimore market with banks including Maryland National Bank, Sovran Bank, First National Bank of Maryland (now M&T Bank) and SunTrust Bank.

H. Les Patrick, Chief Credit Officer/Special Assets – Banker with over 35 years of experience in the Baltimore/Washington markets. Joined the Bank from Bank of America. Worked with other banks including National Bank of Washington, American Security Bank, Equitable Bank, Maryland National Bank and Provident Bank.

Larry Pickett, Chief Financial Officer – Professional with over 30 years of banking and accounting experience including multiple roles at Susquehanna Bancshares. Served as CFO and Chief Risk Officer for Susquehanna's $3 billion Maryland banking operation.

Russ McAtee, Chief Retail Banking Officer – Banker with over 30 years of experience at such firms as Chevy Chase Bank, GE Capital, Michigan National Corporation and Andrews Federal Credit Union. He is responsible for the branch system, mortgage operations, financial services department, private banking and marketing.

Gary M. Jewell, Executive Vice President of Electronic Banking – Leader at legacy Carrollton Bank since July 1998 and had been Senior Vice President and Retail Delivery Group Manager. Prior to joining the Bank, Director of Product Management and Point of Sale Services for the MOST EFT network.

Joseph J. Thomas, Executive Chairman Bay Bancorp and Bay Bank – Managing Director of Hovde Private Equity Advisors LLC, where he is responsible for the day-to-day operations of the fund. Mr. Thomas offers nearly 30 years of financial services experience and previously Head of Financial Services Investment Banking at Wachovia Corporation.

Robert J. Aumiller, Director – President of MacKenzie Commercial Real Estate Services, LLC, a commercial real estate brokerage where he has been for over 20 years. Mr. Aumiller has significant commercial development experience and was a practicing attorney prior to joining the firm.

Steven K. Breeden, Director – Principal in Security Development Corporation, a diversified real estate development company located in Howard County, Maryland.

Kevin G. Byrnes, Director – Mr. Byrnes has served in various leadership positions in the banking industry over the last forty years, including President of Provident Bank and CEO of Chase Bank of MD.

Mark M. Caplan, Director – President and CEO of the Time Group, Chairman of WP&M Real Estate Group and founder and President of Madison Capital.

Kevin Cashen, Director, CEO, President – Biography listed previously.

Harold "Hal" Hackerman, CPA, Director – Director of the Audit, Accounting, and Consulting Department of Ellin & Tucker, Chartered.

Eric D. Hovde, Director – CIO of Hovde Private Equity Advisors, President of Hovde Capital Advisors and Chairman of Sunwest Bank. Mr. Hovde has owned and invested in numerous banks over his career.

Charles L. Maskell Jr., CPA, Director – Founder and Managing Director of Chesapeake Corporate Advisors, LLC, a corporate advisory and management consultant firm.

Deposit Market Share & Branch Footprint

BayBank

BALTIMORE-TOWSON MARKET SHARE
(Maryland domiciled banks)*

2013 Rank	Institution	# of Branches	2013 Deposit Share $000	2013 Deposit Share %
1	First Mariner Bank	18	1,109,454	1.74
2	Sandy Spring Bancorp	12	657,303	1.03
3	Rosedale FS&LA	9	616,686	0.97
4	Severn Bancorp	4	589,772	0.92
5	Arundel FSB	7	410,906	0.64
6	**Bay Bancorp**	**9***	**402,477**	**0.63**
7	Eastern SB FSB	5	393,787	0.62
8	Howard Bancorp	9	376,633	0.59
9	Queenstown Bancorp of MD	6	352,581	0.55
10	Glen Burnie Bancorp	8	328,261	0.51

* as of June 30, 2013 (Source: FDIC, SNL)

** Map does not show Salisbury, MD branch. Salisbury, Millersville and Ridgeview branches were closed during April 2014.

BRANCH FOOTPRINT**



Cockeysville
145
146
Hampton
Owings Mills
Towson
Perry Hall
Pikesville
Parkville
White Marsh Station
Randallstown
Overlea
Rossville
Lochearn
Rosedale
Middle River
Essex
Baltimore
Ellicott City
Catonsville
Dundalk
Lansdowne
Baltimore Highlands
Edgemere
Elkridge
Linthicum Heights
Ferndale
Jessup
Glen Burnie
South Gate
Green Haven
Pasadena
Lake Shore
Fallston
Bel Air
Joppatown
30
26
29
24
1
40
83
695
151
175
100
170
97

Comprehensive and Diverse Business Units

BayBank

COMMUNITY BANKING

- Transaction accounts comprise 45.3% of the core deposit base
- Strong business banking franchise (5.33% NIM for 2013)
- Efficient 9 branch network
- Wealth Management capability

COMMERCIAL LENDING

- Seasoned team of Commercial Bankers (12)
- Broad focus across C&I & CRE markets
- Business Banking unit serving small businesses
- Robust Cash Management platform include remote deposit capture

MORTGAGE BANKING

- Significant Purchase Money Volume (targeting 70%+)
- Originated $310MM of mortgages in 2013*
- Generated $2.4MM, net of commissions in 2013*
- New Leadership team and strategy

ELECTRONIC BANKING

- Robust market share for PIN transactions
- POS Sponsorships (90%), ATM fees (3%), Check Card fees (7%)
- Excellent fee income stream ($2.3MM in 2013)*
- Local commercial relationships

* Includes transactions for calendar year 2013, including the period prior to the merger

Security and Trading Overview

BayBank

Bay Bancorp

Company Name:	Bay Bancorp, Inc.
Exchange:	NASDAQ
Equity Ticker:	BYBK
Auditor:	McGladrey
Price:	$5.00
52wk Range:	$4.67-$6.20



BYBK/CRRB Trading History
Post Merger Share Price
Pre Merger Share Price
Renamed "BYBK"
Merger Announcement
Merger Closed
$8.50
$7.50
$6.50
$5.50
$4.50
$3.50
$2.50
$1.50
30
25
20
15
10
5
0
Volume (000s)
5/7/2009
8/7/2009
11/7/2009
2/7/2010
5/7/2010
8/7/2010
11/7/2010
2/7/2011
5/7/2011
8/7/2011
11/7/2011
2/7/2012
5/7/2012
8/7/2012
11/7/2012
2/7/2013
5/7/2013
8/7/2013
11/7/2013
2/7/2014

BayBank

II. Market Update

BayBank

Employment and Economic Stability

- Proximity to Washington, D.C. results in many government-related entities headquartered in Baltimore and a large influx of federal spending.
- The Baltimore-Towson MSA unemployment rate is consistently well below the national average.

Dislocation of Incumbants

- Nearly all of the large, locally owned banks have been sold (e.g., Maryland National, Chevy Chase Bank, Mercantile, Provident Bank, First Mariner Bank, and Baltimore County Savings Bank).
- All of the current market share leaders are very quiet on the M&A front (e.g., Bank of America, Wells Fargo, M&T Bank).

Small Businesses Favor a Community Bank

- The Baltimore business community is traditional and values longtime hometown relationships.
- There is a dense population of small businesses in our targeted segment:
  - Construction and Real Estate companies
  - Wholesale and Retail companies
  - Professional Services companies
  - Healthcare companies

Favorable Demographics

BayBank

- The Baltimore-Washington region provides unique demographic and economic characteristics.
- Two of the top ten U.S. communities of over 50,000 people by median income are in the Baltimore-Washington region.
- Maryland ranks 3rd of all states with 35.7% of the population over the age of 25 completing a bachelor's degree or more. Washington D.C. ranks 1st with 48.5%.
- Expansion of the initial platform into the Washington, D.C. – Arlington, VA MSA provides for more opportunities to enter into a prosperous economic environment.



Unemployment History
11.5
10.5
9.5
8.5
7.5
6.5
5.5
4.5
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
US
Maryland
Washington D.C.
Virginia



2013 Median Household Income
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$51,314
$70,499
$65,294
$87,704
US
Maryland
Baltimore-Towson MSA
Washington DC - Arlington VA MSA



Projected 2013-2018 HH Income Growth
25%
20%
15%
10%
5%
0%
16.11%
19.04%
21.16%
17.36%
US
Maryland
Baltimore-Towson MSA
Washington DC - Arlington VA MSA

Source: SNL Financial, U.S. Census, Bureau of Labor Statistics

Dynamic Employment Base

BayBank



Baltimore Towson MSA Employment Data
1,520,000
1,500,000
1,480,000
1,460,000
1,440,000
1,420,000
1,400,000
9.5
9
8.5
8
7.5
7
6.5
6
5.5
Labor Force
Unemployment Rate (%)
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14

Source: Bureau of Labor Statistics

Baltimore MSA Top Employers	Employees
John Hopkins University	21,550
John Hopkins Hospital & Health System	18,520
University System of Maryland	16,501
U.S. Social Security Administration	12,751
MedStar Health	10,114
University of Maryland Medical System	9,830
LifeBridge Health	5,026
Mercy Health Services	3,992
GBMC HealthCare	3,700
Walmart / Sam's Club	3,400
St. Agnes HealthCare	3,259
Centers for Medicare & Medicaid	3,224
Erickson Living	3,070
T. Rowe Price Group	3,000
Exelon	2,946

Source: Baltimore County and Baltimore City MSAs
Maryland Department of Economic Development 2013

Lack of Local Leading Bank

BayBank

- Local deposit base of just over $40 billion.
- 83.9% of local deposits are held by big banks based outside of Maryland.
- Lack of a dominant locally-based commercial bank in the Baltimore area.
- With its existing commercial relationship base, Bay Bank can take advantage of the turmoil at the top to pick up market share.

Baltimore County and Baltimore City - Deposit Market Share as of June 30, 2013

Institution	Headquarter City, State	Deposits	Percent of Deposits (%)	Number of Branches
Large Institutions				
Bank of America	Charlotte, NC	$12,154,732	30.3%	52
M&T Bank	Buffalo, NY	10,541,929	26.3%	65
Wells Fargo	San Francisco, CA	4,236,337	10.5%	39
PNC Financial	Pittsburgh, PA	4,191,017	10.6%	43
BB&T	Winston-Salem, NC	1,122,167	2.8%	14
SunTrust	Atlanta, GA	1,046,183	2.6%	25
Citigroup	New York, NY	348,561	0.9%	3
Subtotal		$33,640,926	83.9%	241
Local Banks & Thrifts				
First Mariner Bancorp	Baltimore, MD	$833,013	2.1%	11
Rosedale FS&LA	Baltimore, MD	488,350	1.2%	6
Bay Bancorp	Lutherville, MD	347,391	0.9%	9
Eastern SB	Hunt Valley, MD	321,789	0.8%	4
Hopkins Federal	Baltimore, MD	276,470	0.7%	2
Patapsco Bank	Dundalk, MD	191,449	0.5%	3
Harbor Bankshares	Baltimore, MD	168,131	0.4%	5
Midstate Community	Baltimore, MD	144,134	0.4%	1
Subtotal		$2,770,727	6.9%	41
All Others		3,672,919	9.2%	90
Total		$40,084,572	100.0%	372

Source: SNL Financial

BayBank

III. Bay Bancorp, Inc. / Bay Bank 2013 Performance

Annual Financial Summary

BayBank

	2012	2013	Change from 2012 (%)
Total Assets	$133,244	$419,089	214.5%
Total Loans	$101,736	$333,516	227.8%
Investments	$9,717	$36,587	276.5%
Total Deposits	$100,672	$360,993	258.6%
Total Equity	$31,824	$54,554	71.4%
Net Income (pretax)	$703	$3,745	
Net Income	$58	$3,241	
ROAA	0.05%	0.90%	
ROAE	0.19%	6.68%	
Efficiency Ratio	85.14%	82.82%	

Highlights of 2013 Performance

BayBank

Balance Sheet Highlights	Bay Bancorp December 31, 2013
Cash & Investments	$23,273,060
Gross Loans	333,516,566
Total Assets	419,089,303
Total Deposits	360,993,471
Total Liabilities	364,535,035
Total Equity	54,554,268

Legal lending limit has increased to approx. $8 million.

Transaction accounts comprise 45.3% of the core deposit base, with funding costs totaling 41bps.

Income Statement Highlights	Twelve-Months Ended December 2013
Interest Income	$19,019,543
Interest Expense	1,261,969
Net Interest Income	17,757,574
Noninterest Income	8,944,978
Noninterest Expense	22,115,121
Net Income	3,241,134

Includes Bargain Purchase Gain ($2.9 million), Mortgage Banking and Electronic Banking.

Includes one-time merger related expenses of $2.0 million.

Ratios & Miscellaneous	
Tier 1 Capital to Adj. Total Assets	11.41%
Total Risk Based Capital Ratio	14.68%
Number of Shares Outstanding	9,379,753
Book Value per Share	$5.82
Tangible Book Value per Share	$5.39
Net Interest Margin	5.33%
ROAA	0.90%
ROAE	6.68%
Efficiency Ratio	82.82%
NPAs/Assets	2.29%
Number of Employees	149
Number of Branches	9

Bay Bank's operating agreement with the OCC requires a 10% Tier-1 Leverage ratio.

Currently trading at approx. 93% of tang. book value.

NPAs to Assets remain manageable allowing the company to continue on its organic and acquisitive business strategy.

Composition of Revenue

BayBank

- Significant Year-over-Year Growth in Revenue
- Carrollton acquisition added diversified streams of revenue
- Continue to purse alternate forms of noninterest income
  - Mortgage Banking
  - Wealth Management


$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Interest Income
Noninterest Income
2012
2013

Noninterest Income Segments


Other Income, 6.93%
Electronic Banking, 22.93%
Bargain Purchase Gain, 31.98%
Mortgage Banking Fees, 26.53%
Service Charges on Deposits, 3.19%
Brokerage Commission, 5.27%
Net Gain on Sale of REO, 3.17%
Electronic Banking
Mortgage Banking Fees
Net Gain on Sale of REO
Brokerage Commission
Service Charges on Deposits
Bargain Purchase Gain
Other Income

December 31, 2013 Loan & Deposit Composition

BayBank

THE BANK WILL BENEFIT FROM A DIVERSIFIED LOAN PORTFOLIO AND HIGH PERCENTAGE OF LOW COST DEPOSITS.



Multifamily 5%
Commercial & Industrial 8%
Constr & Land Dev. 8%
HELOC 10%
Residential Real Estate 18%
Commercial Real Estate 49%



Retail Time 17%
Demand Deposits 25%
Jumbo Time 17%
NOW & Other Trans Accts 12%
MMDA & Savings 29%

Loan Portfolio	($000s)	Yield	%
Construction & Land Dev.	21,059	7.72%	6.6%
HELOC	33,258	5.61%	10.4%
Residential Real Estate	58,803	6.78%	18.3%
Commercial Real Estate	157,451	6.49%	49.1%
Multifamily	14,520	6.78%	4.5%
Commercial & Industrial	34,279	8.32%	10.7%
Consumer & Other	1,310	5.80%	0.4%
Gross Loans	$320,680	6.75%	100.0%

Deposit Composition	($000s)	Yield	%
Demand Deposits	90,077	0.00%	24.95%
NOW & Other Trans Accts	42,379	0.13%	11.74%
MMDA & Savings	106,174	0.37%	29.41%
Jumbo Time	62,959	0.81%	17.44%
Retail Time	59,404	0.81%	16.46%
Total Deposits	360,993	0.41%	100.00%

Loan Overview

Total Portfolio Loans by Source



Thousands
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-

	Dec-10	Dec-11	Jun-12	Dec-12	Mar-13	Jun-13	Sep-13	Dec-13
Acquired Carrollton Bank Portfolio	-	-	-	-	-	222,810	203,237	183,274
Bay Bank New Originations*	4,712	34,460	43,917	54,522	59,994	70,180	79,792	99,170
Acquired Bay National Bank Portfolio	83,703	62,560	54,104	47,214	42,619	40,146	38,878	38,236

*Excludes Loans Held For Sale

Proven Asset Quality Resolution


Total Classified Assets (000s)
OREO
Substandard Loans
$25,000
$20,000
$15,000
$10,000
$5,000
$0
June-13
September-13
December-13


Problem Asset Ratios (Bank)
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
74.73%
75.80%
63.53%
42.71%
39.60%
35.28%
Classified Assets as % of Total Capital
Criticized Assets as % of Total Risk-Based Capital
June-13
September-13
December-13

- Proven success in resolving problem assets acquired through acquisitions.
- Steady decline in problem asset level since acquisition.
- Nearly $13 million of discounts remain on acquired loans at December 31, 2013.

Deposit & Funding Analysis

BayBank

	2011	% of Total	2012	% of Total	2013	% of Total
Non-interest bearing checking	$ 22,784	23%	$ 22,006	22%	$ 90,077	25%
Interest-bearing checking	$ 6,186	6%	$ 7,088	7%	$ 42,379	12%
MMDA & Savings	$ 16,895	17%	$ 20,475	20%	$ 106,175	29%
Retail Time Deposits	$ 26,336	27%	$ 30,868	31%	$ 108,050	30%
Wholesale Funds*	$ 25,759	26%	$ 20,235	20%	$ 14,312	4%
Total Deposits	$ 97,960	100%	$ 100,672	100%	$ 360,993	100%

*Includes brokered deposits and national market CD's.

BayBank

Institution	Ticker	State	# of Branches	Total Assets ($000s)	TCE / Tang Assts (%)	Asset Growth Rate (%)	Loan/Deposit Ratio (%)	ROAA (%)	ROAE (%)	NIM (%)	Non-Int Income/ Avg. Assets (%)	Efficency Ratio (%)
Xenith Bankshares, Inc.	XBKS	VA	6	679,896	9.5	20.6	94.6	0.3	2.26	3.89	0.18	81.4
John Marshall Bank	JMSB	VA	8	662,540	13.7	17.6	111.2	1.2	11.67	4.45	0.06	56.2
Fauquier Bankshares, Inc.	FBSS	VA	10	615,774	8.3	2.4	83.6	0.7	8.89	3.64	1.10	71.2
First Virginia Community Bank	FRCV	VA	5	506,717	12.0	19.9	95.6	0.5	4.22	3.59	0.18	74.8
Howard Bancorp, Inc.	HBMD	MD	9	499,918	9.5	24.5	103.8	0.5	4.11	3.93	0.32	74.9
Revere Bank	REVB	MD	3	483,234	9.4	20.2	105.3	0.6	6.19	3.74	0.16	65.1
Calvin B. Taylor Bankshares, Inc.	TYCB	MD	10	448,538	16.6	1.1	61.2	0.9	5.44	3.49	0.47	52.3
National Capital Bank of Washington	NACB	DC	2	424,506	9.0	-2.5	65.7	0.7	6.59	3.05	0.32	59.2
Glen Burnie Bancorp	GLBZ	MD	8	377,194	8.3	-2.7	84.5	0.7	8.07	3.69	0.43	72.8
Frederick County Bancorp, Inc.	FCBI	MD	5	318,131	10.2	1.5	95.1	0.5	6.33	3.71	0.29	74.5
Harford Bank	HFBK	MD	8	311,311	9.7	5.0	88.6	0.6	6.15	4.10	0.45	66.2
PSB Holding Corporation	PSBP	MD	8	303,257	7.3	2.9	75.3	0.5	6.35	3.69	0.51	74.8
Farmers and Merchants Bank	FMFG	MD	7	299,697	9.8	8.7	102.4	1.2	11.41	4.57	0.49	62.2
MainStreet Bank	MNSB	VA	5	277,314	9.1	2.1	90.3	0.4	4.08	4.03	0.31	84.5
Damascus Community Bank	DMAS	MD	5	273,352	8.1	4.8	80.5	0.6	7.21	4.00	0.92	75.1
MEDIAN			7	424,506	9.5	4.8	90.3	0.6	6.33	3.74	0.32	72.8
MEAN			7	432,092	10.0	8.4	89.2	0.7	6.60	3.84	0.41	69.7
Bay Bancorp	BYBK	MD	14	419,089	12.2	214.7	88.8	0.9	6.68	5.33	1.62	80.3

Banks in Maryland, DC and Virginia (Northern & Metro DC) as of December 31, 2013
Assets between $250MM and $700MM
NPAs / Assets less than 3% and ROA > 0%
# of Branches includes a limited service branch in Columbia and the three branches closed in April 2014.
Source: SNL Financial

IV. Strategic Plan for Bay Bancorp, Inc. / Bay Bank

Strategic Vision

BayBank

Common Vision

- $1 billion to $1.5 billion bank
- Highly respected commercial and business bank with superior ROA and ROE
- Maryland/DC focused
- Targeting small to medium size businesses
- Top 5 in market share in business banking segment
- Nimble with ability to find market niches to exploit
- Tailored acquisition strategy to goals

BayBank

THE BANK WILL ENHANCE STAKEHOLDER VALUE BY ADHERING TO ITS THREE BASIC OPERATING PRINCIPLES:

Superior Service	High Quality Employees	Financial Stewardship
▪ Service levels will always make a difference to the customer. ▪ Outstanding customer service will be our calling card in the market. ▪ Service will be the differentiator from the large bank experience. ▪ People are willing to pay for a superior customer service experience.	▪ The Bank will hire very high quality employees with positive reputations in the market. ▪ Only very experienced employees will represent the Bank. ▪ Employee retention will be a focus to ensure a consistent customer experience. ▪ Compensation is aligned with shareholder interest.	▪ We are committed to a long term view with safety and soundness paramount in our efforts. ▪ We intend to maintain strong capital levels. ▪ We intend to maintain a strong credit culture. ▪ We have developed a strong compliance culture.

Improving Profitability - Initiatives for 2014

BayBank

Increasing Revenue

- Design a revised strategic plan for the mortgage company
- Evaluate and launch new customer niches and product segments. Under consideration:

Industry:	Product:
Cyber security	SBA
Medical community	Equipment finance
Sponsor-backed companies	Asset Based Lending

- Launch a new Wealth Management initiative with local wealth management firm.

Decreasing Expenses

- Execute consolidation of Millersville, Ridgeview and Salisbury branches in Q2 2014
- Exit the IRA Custodian business in Q2 2014
- Evaluate technology solutions in consumer and small business lending

A Defined Path to Shareholder Value

BayBank

Acquisitions

- Target distressed banks and failed banks
- Focus on banks with strong deposit bases and strategic advantages
- Focus on markets in the Baltimore/DC corridor
- Creative deal structures to maximize value and minimize risk
- Trained and experienced acquisition team
- Proven ability to successfully integrate

Growth and Performance

- Leverage current footprint and banking team to attract credit worthy banking relationships
- Focus on niche lending verticals to maintain margin
- Recruit successful lending teams
- Bolster non-interest income streams
- Generate income through the resolution of troubled assets
- Drive NIM by deploying cash balances

Long-Term Strategy

- Achieve scale to generate operating leverage
- Relationship driven banking strategy
- High quality/high touch for local companies
- Keen focus on risk/reward with strong credit culture
- Diversification of non-interest income streams
- Achieve high returns on invested capital and shareholder equity

Disciplined Acquisitions → Scale and Profitability → High Performance

Numerous Potential Acquisition Targets

BayBank

- Over 105 total banks and thrifts with over $77 billion in assets within our targeted region.*
- Both Maryland and the VA/DC region present a large number (39+) of distressed** banks which could be acquired to expand upon the existing platform.
  - Distressed banks can be acquired at attractive valuations or through FDIC receivership.
- The rise in asset values and significant generation of revenue from mortgage banking have helped repair many balance sheets since 2009. With mortgage banking revenue slowing, troubled institutions should experience a greater urgency to sell.

Distressed Banks in Targeted Region


105 Total
Banks & Thrifts
41
64
39 Distressed
Banks & Thrifts
21
18
MD Based Banks
VA/DC Based Banks

Distressed Assets in Targeted Region ($M)


Total Assets
$22.9 B
$53.8 B
Distressed
Assets
$9.7 B
$7.6 B
MD Based Banks
VA/DC Based Banks

Source: SNL Financial – 12/31/13 data
* Excludes Capital One Financial
**Distressed = Institution with NPAs/Assets > 3.0%

BayBank

V. **Summary**

Summary

- Exceptional management team and board of directors.
- Vibrant, high-growth primary market in greater Baltimore-Washington corridor.
- Balanced community banking business model with strong credit and fee-based products.
- Enhanced scale attributes, improved profitability and increased legal lending limit.
- Strong balance sheet with 10% tier one capital and moderate classified assets-to capital.
- Positioned to grow organically and via acquisition to become a $1-3 billion in assets.

Joseph J. Thomas
Executive Chairman
(410) 536-7336
jthomas@baybankmd.com
7151 Columbia Gateway Drive,
Suite A
Columbia, MD 21046

Kevin B. Cashen
Chief Executive Officer
410-427-3707
kcashen@baybankmd.com
2328 West Joppa Road
Suite 325
Lutherville, MD 21093